EXHIBIT 99.13
                                  -------------

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                  WARRANT NO. 3

     THIS  CERTIFIES  THAT,  for value  received  FKA  DISTRIBUTING  CO.,  d/b/a
HOMEDICS, INC., a Michigan corporation or its assigns ("HOMEDICS" or "HOLDER") is entitled to, within the time frame set forth in Section 2 below, but not thereafter, to subscribe for, purchase and receive up to Twenty Six Million Five Hundred Seven Thousand Six Hundred Fifty Eight (26,507,658) fully paid and non-assessable shares of the common stock (the "COMMON STOCK") of KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY"), at a purchase price per share (the "EXERCISE PRICE") as set forth in Section 1 below, upon the terms and subject to the conditions set forth in this Warrant. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     This Warrant is issued by the Company pursuant to the terms of the First Amendment to Master Loan and Investment Agreement between the Company and HoMedics dated October 25, 2004 (the "AMENDED LOAN AGREEMENT"). The Company is issuing Amended and Restated Warrant Nos. 1 and 2 ("WARRANT NOS. 1 AND 2") to HoMedics on the date hereof, which amend and restate original Warrant Nos. 1 and 2 that the Company issued to HoMedics on May 9, 2003.

     1.   EXERCISE PRICE.

     Subject to adjustments as provided herein, the Exercise Price per share of Common Stock subject to this Warrant shall be equal to $0.10 per share.

     2.   EXERCISE OF WARRANT.

          (a) EXPIRATION DATE; PROCEDURE FOR EXERCISE. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from the date hereof and up to and including October 25, 2014 (the "EXPIRATION DATE"), by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 464 Common Street, Suite 301, Belmont, MA 02478-2570 (or such other office or agency of the


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

Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cashier's check or wire transfer in an amount equal to the purchase price of the shares thereby purchased or in accordance with the cashless exercise provision set forth in
Section 2(b)); whereupon the Holder shall be entitled to receive from the Company a stock certificate representing the number of shares of Common Stock so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of shares of Common Stock equal to the difference, if any, between the number of shares of Common Stock subject hereto and the number of shares of Common Stock as to which this Warrant has been exercised.

          (b) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value (as defined in Section 3 hereof) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company (together with the properly endorsed Notice of Exercise) in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X=   Y (A-B)
                              --------
                       A

            Where X =  the number of shares of Common Stock to be
                       issued to the Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

          In the Amended Loan Agreement, HoMedics has agreed that it will not exercise any portion of this Warrant by means of a cashless exercise or otherwise for one year following the effective date of the registration statement that the Company plans to file with the SEC for the resale of certain shares that the Company plans to issue to Cornell Capital Partners, LP. The Company plans to file this registration statement with the SEC on or about November 25, 2004.

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

     3.   ISSUANCE OF SHARES; NO FRACTIONAL SHARES.

          Certificates for shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time (in no event exceeding ten (10) business days) after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company agrees that the shares so issued shall be, and shall for all purposes be deemed to have been, issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the fair market value of a share of Common Stock on the date of exercise shall be paid in cash or check to the holder of this Warrant (fair market value shall be the average closing price of a share of Common Stock on the OTC BB, or any other quotation system or stock exchange on which the Common Stock is quoted or listed at the time of exercise, as reported in "The Wall Street Journal" over the five consecutive business days immediately prior to surrender of this Warrant pursuant to Section 2 above).

     4.   REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          (a) NO LIENS. The Company hereby represents and warrants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder) and not subject to preemptive or any similar rights of the stockholders of the Company.

          (b) RESERVATION OF STOCK. As soon as practicable after execution of this Warrant, the Company will reserve sufficient authorized but unissued Common Stock to enable it to satisfy its obligations on exercise of this Warrant and will, if necessary, reserve additional shares of Common Stock during the period in which this Warrant may be exercised to satisfy its obligations hereunder. If at any time the Company's authorized Common Stock shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued Common Stock to be sufficient for such purpose.

          (c) FURNISH INFORMATION. The Company agrees to promptly deliver to the Holder copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

          (d) RULE 144. In order to permit the Holder to sell the Common Stock issuable upon exercise of the Warrant pursuant to Rule 144 under the 1933 Act (or any successors to such rules), the Company will comply with all rules and regulations of the Commission applicable in connection with use of each of Rule 144 (or any successor thereto), including the timely filing of all reports with


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

the Commission in order to enable the Holder, if it so elects, to utilize Rule 144.

     5.   NO RIGHTS AS SHAREHOLDERS.

          This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

     6.   TRANSFERABILITY.

          (a) RESTRICTIONS ON WARRANT. This Warrant shall only be transferable if the Holder complies with applicable exemptions under the Securities Act of 1933, as amended (the "1933 ACT") and applicable state securities laws.

          (b) RESTRICTIONS ON COMMON STOCK ISSUABLE UPON EXERCISE. In no event will the Holder make a disposition of the Common Stock issuable upon exercise of this Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act provisions relating to sale of an unregistered security has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Common Stock issuable on the exercise of this Warrant shall terminate as to any particular share of Common Stock when (1) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (2) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (3) such security shall have been registered under the 1933 Act and sold by the Holder thereof in accordance with such registration.

          (c) RESTRICTIVE LEGEND. The Company may place a legend describing, in whole or in part, the restrictions imposed by sub-sections (a) and (b) to this
Section 6 on this Warrant, any replacement Warrant and on any certificate representing the Common Stock issuable upon exercise of this Warrant. Whenever such restrictions shall terminate, the Holder of a share of Common Stock issued upon exercise of this Warrant as to which such restrictions have terminated shall be entitled to receive from the Company one or more new certificates for such shares of Common Stock not bearing the restrictive legend.

     7.   LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.

          On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company will execute and deliver to the Holder, in lieu thereof, a new warrant


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

in substantially identical form, dated as of the date of such cancellation and reissuance.

     8.   SATURDAYS, SUNDAYS AND HOLIDAYS.

          If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     9.   CERTAIN ADJUSTMENTS.

          The Exercise Price and number of shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section
9. Upon each such  adjustment of the Exercise  Price  pursuant to this Section 9
(a), (b), (c) or (d), the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon exercise of this Warrant (together with any additional warrants issued pursuant to Section 9(e)) immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a) STOCK SPLITS AND DIVIDENDS. If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect on the record date for such event by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          (b) RECLASSIFICATIONS AND SHARE EXCHANGES. In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant (together with any additional warrants issued pursuant to Section 9(e)) only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of shares such Holder would have been entitled to receive had such Holder exercised this Warrant (together with any additional warrants issued pursuant to Section 9(e)) immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

          (c) DISTRIBUTIONS OF EVIDENCES OF INDEBTEDNESS, ASSETS OR RIGHTS. If the Company, at any time while this Warrant (together with any additional warrants issued pursuant to Section 9(e)) is outstanding, shall distribute to all holders of Common Stock (and not to the Holder of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly audits the financial statements of the Company (an "APPRAISER").

          (d) MERGERS AND CONSOLIDATIONS. In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to exercise this Warrant (together with any additional warrants issued pursuant to Section 9(e)) for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant
(together with any additional warrants issued pursuant to Section 9(e)) could have been exercised immediately prior to such merger, consolidation or sale would have been entitled. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section 9 upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

          (e) DILUTION.

          (i) GENERAL - ADJUSTMENTS FOR COMMON STOCK AND CONVERTIBLE SECURITIES ISSUED OR VALUED AT LESS THAN $0.20 PER SHARE. If the Company shall issue, at any time after the date hereof and before the exercise by Holder of this Warrant and any warrants issued pursuant to this Section 9(e), any Common Stock, warrants, options, or similar rights to acquire Common Stock at an issue price, exercise price or value less than $0.20 per share, and following such securities issuance the shares of Common Stock issuable to Holder under Warrant No. 1, Warrant No. 2, this Warrant and any warrants issued pursuant to this Section 9(e), in the aggregate, represents less than thirty percent (30%) of the Common Stock that is issued and outstanding as of the date of such securities issuance, on a fully diluted basis assuming the conversion or exchange of all outstanding convertible securities of the Company and the exercise of all outstanding options, warrants or similar rights to acquire Common Stock, then the Company shall issue to Holder (without the payment of additional consideration) additional warrants, in the same form as this Warrant (and with the same expiration date), so that the number of shares of Common Stock that Holder may acquire pursuant to Warrant No. 1, Warrant No. 2, this Warrant and any warrants issued pursuant to this Section 9(e), in the aggregate, shall equal thirty percent (30%) of the Common Stock, on a fully diluted basis, assuming the conversion or exchange of all outstanding options, warrants or


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

     similar  rights to acquire  Common  Stock  (except (i) for any  unexercised options issued to employees, officers, directors or consultants constituting "Option Shares," as defined in Section 3.9 of the Amended Loan Agreement and (ii) for any shares of Common Stock that the Company sells to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement dated on or about October 25, 2004, the proceeds of which are directly used to repay the $4.0 million note). Section 1.2(E) of the Amended Loan Agreement contains the formula for calculating additional warrant shares issuable under this Section 9(e)(i).

          (ii) NO ADJUSTMENTS WITH RESPECT TO EQUITY-BACKED PROMISSORY NOTE PAYABLE TO CORNELL CAPITAL PARTNERS, LP. Notwithstanding Section 9(e)(i) above, HoMedics hereby waives its right to receive any additional warrants which would otherwise be issuable under this Section 9(e) with respect to shares sold by the Company to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement dated on or about October 25, 2004, the proceeds of which are used directly to pay the $4.0 million promissory note the Company issued to Cornell Capital Partners dated on or about October 25, 2004.

          (iii) PRICE AT WHICH SHARES OF COMMON STOCK ARE ISSUED OR VALUED. In the absence of any issue price or exercise price, shares of Common Stock shall be deemed to be valued at the average closing price of a share of Common Stock on the OTC BB, or any other quotation system or stock exchange on which the Common Stock is quoted or listed at the time of exercise, as reported in "The Wall Street Journal" over the five consecutive trading days immediately prior to the date of issuance or grant, for purposes of this Section 9(e).

          (f) RECORD DATE; TREASURY SHARES. For the purposes of this Section 9, the following clauses shall also be applicable:

               (i) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

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

               (ii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (g) CALCULATIONS; ROUNDING. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (h) NOTICE TO HOLDER OF EVENTS TRIGGERING ADJUSTMENTS OF THE EXERCISE PRICE. If:

               (i) the Company shall declare a stock dividend (or any other distribution) on its Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be mailed to the Holder, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

          (i) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

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

     10.  REPRESENTATIONS AND COVENANTS OF HOMEDICS.

          This Warrant has been granted by the Company in reliance upon the following representations and covenants of HoMedics:

          (a) INVESTMENT PURPOSE. This Warrant and the Common Stock issuable upon exercise of HoMedics' rights contained herein will be acquired for investment for HoMedics' own account, and not as a nominee or agent and not with a view to the distribution of any part thereof. HoMedics further represents that it does not have any contract, undertaking agreement or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to this Warrant.

          (b) PRIVATE ISSUE. HoMedics understands (i) that the Warrant and the Common Stock issuable upon exercise of this Warrant are not registered under the 1933 Act, or qualified under applicable state securities laws on the ground that the issuance of this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

          (c) SALES OF COMMON STOCK. HoMedics acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the 1933 Act or compliance with another exemption from registration will be required for any disposition of the Common Stock issuable upon exercise of this Warrant.

          (d) FINANCIAL RISK. HoMedics has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

          (e) ACCREDITED INVESTOR. HoMedics is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act.

     11.  REGISTRATION RIGHTS AGREEMENT.

          The shares issuable upon exercise of this Warrant are subject to an Amended and Restated Registration Rights Agreement between the Company and HoMedics dated October 25, 2004 (the "REGISTRATION RIGHTS AGREEMENT").

     12.  GOVERNING LAW.

          This Warrant shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed wholly within such state. Any action or proceeding arising under or pursuant to this Warrant shall be brought in the appropriate court in the State of Michigan.

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


     13.  COMPLETE AGREEMENT AND MODIFICATIONS.

          This Warrant No. 3, Warrant No. 1, Warrant No. 2, the Loan Agreement, the Amended Loan Agreement, all documents that appear as Exhibits to the Loan Agreement and the Amended Loan Agreement and the Registration Rights Agreement constitute the Company's and HoMedics' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the Holder.

     14.  NOTICES.

          Except as otherwise provided herein, all notices under this Warrant shall be in writing and shall be delivered by personal service, facsimile, courier service promising overnight delivery or certified mail (if such service is not available, then by first class mail), postage prepaid. Notices shall be addressed as follows:

If to the Holder
of this Warrant:        HoMedics, Inc.
                        3000 N. Pontiac Trail
                        Commerce Township, MI 48390-2720
                        Attention:  Ron Ferber
                        Facsimile:  (248) 863-3199


With a copy to:         Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
                        2000 Town Center
                        Suite 1500
                        Southfield, Michigan 48075-1195
                        Attention:  Alan M. Stillman, Esq.
                        Facsimile:  (248) 353-3727

If to the Company:      Kronos Advanced Technologies, Inc.
                        464 Common Street, Suite 301
                        Belmont, MA 02478-2570
                        Attention:  Daniel Dwight
                        Facsimile:  (617) 993-9985

With a copy to:         Kirkpatrick & Lockhart LLP
                        201 South Biscayne Boulevard, Suite 2000
                        Miami, Florida 33131
                        Attention:  Clayton E. Parker, Esq.

                        Facsimile:  (305) 358-7095


    15.   WAIVERS STRICTLY CONSTRUED.

          With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

     16.  SEVERABILITY.

          The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.


Dated: October 25, 2004

                                    KRONOS ADVANCED TECHNOLOGIES, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

ACKNOWLEDGED AND AGREED:

FKA DISTRIBUTING CO.,
d/b/a HoMedics, Inc.



By:    -----------------------------
       Name:
       Title:

NOTICE OF EXERCISE
------------------

To:  KRONOS ADVANCED TECHNOLOGIES, INC.

     (1) [ ] The undersigned hereby elects to purchase __________ shares of Common Stock of Kronos Advanced Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

          [ ] The undersigned hereby elects to purchase __________ shares of Common Stock of Kronos Advanced Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith as a "cashless exercise" the attached Warrant to purchase _________ shares of Common Stock.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                   _____________________________________
                   (Name)



                   _____________________________________
                   (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.


                                          FKA DISTRIBUTING CO.,
                                          d/b/a HOMEDICS, INC.


__________________________________        ____________________________________
(Date)                                    Name:
                                          Title: